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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 20, 1996


                        PERSONAL COMPUTER PRODUCTS, INC.
        (Exact name of small business issuer as specified in its charter)


            DELAWARE                     0-12641               33-0021693
  (State or other jurisdiction     (Commission file No.)   (IRS Employer ID No.)
of incorporation or organization)


                               11031 VIA FRONTERA
                           SAN DIEGO, CALIFORNIA 92127
                    (Address of principal executive offices)

         Issuer's Telephone Number, Including Area Code: (619) 485-8411

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ITEM 5.   OTHER EVENTS

FORWARD LOOKING STATEMENTS

          Personal Computer Products, Inc. ("PCPI" or the "Company") from time-to-time files various documents with the U.S. Securities and Exchange Commission, issues press releases to inform shareholders and the investment community of significant operating activities of the Company and discusses the Company's operating activities with the investment community which may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's then current judgment on those issues. In various disclosures, words such as "gratifying", "highly qualified", "progress", "encouraged", "growth", "strengthening", "enthusiastic", and other similar expressions are used to identify forward-looking statements. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially.
          Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. The Company undertakes no obligation to publicly release updates or revisions to these statements.

          Important factors which could cause actual results to differ materially are described in the following paragraphs under RISK FACTORS.

RISK FACTORS

     COMPETITION

          The Company's results may be adversely affected by the actions of existing or future competitors. The market for personal computer products, generally, and laser printers and accessories, in particular, is highly competitive. The market for laser printers is dominated by Hewlett Packard Company with approximately 50% of the worldwide market and by large Japanese manufacturers. These companies are expected to continue to hold most of the worldwide market for laser printers for several years to come.

          The market for Adobe-Registered Trademark- PostScript-Registered Trademark- based controllers is estimated to encompass 20% of the worldwide printer market. In addition to Adobe Systems Incorporated, there are other companies that compete with PCPI to provide customers with controllers featuring Adobe PostScript. The Company's chief competition in this regard is Peerless, Inc., that has been an Adobe Co-developer longer than PCPI. Several other companies provide PostScript compatible controllers with emulations of Adobe PostScript, creating additional competition for low-priced printer controllers. While the technology represented by many of the Company's products is complex, and requires substantial knowledge to produce and market, the barriers to entry are not such that they would prevent other companies from competing with the Company. For the Company to compete effectively, it must aggressively pursue its Adobe co-developer status with

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     customers who wish to include PostScript as part of their printing/imaging solution to end-users and it must continue to introduce new and enhanced products at competitive prices. In the event that it is unable to do so, the Company will be materially and adversely affected.

          There can be no assurance PCPI will be able to compete successfully in the future with existing or future competitors. New entrants, new technology and new marketing techniques may cause customer confusion, thereby lengthening the sales cycle process for the Company. Increased competition may also lead to downward pricing pressure on the Company's products.


     DEPENDENCE ON ADOBE RELATIONSHIP.

          The Company's relationship with Adobe Systems Incorporated as an authorized co-developer to implement the inclusion of Adobe's PostScript language on printer controllers and in software products is an integral part of its business strategy. There can be no assurance that this relationship will be successful or that it will remain in force for some time to come. Loss of the Adobe relationship would have a substantial negative effect on future revenues.

     NEW PRODUCTS AND TECHNOLOGICAL CHANGE

          The Company's future operating results may be adversely affected by certain factors and trends of its market which are beyond its control. The market for the Company's products is characterized by rapidly changing technology, evolving industry standards, and changing consumer preferences. Accordingly, the Company believes that its future success will depend, in part, upon its ability to continue to produce and/or acquire products that support existing and new laser printer formats and technologies, including the latest iterations of Adobe PostScript. In order to do so, the Company must make a significant investment in research and development, engineering, and marketing to develop new products and maintain a high profile in industry trade and special-interest publications.

          The Company expends significant resources for controller development under contracts with OEM customers and typically is completed over several quarters. As noted below under Dependence Upon Suppliers, the Company relies on outside third parties for certain integral components of the controller development, which if delayed could jeopardize the development schedule. In addition, due to the complexities of the development process various internal factors could also contribute to schedule delays. There can be no assurance that these delays, if any, during the course of the development will not result in the customers cancellation of the project.

          There can be no assurance that such new products can be developed or will be available to the Company or available on terms favorable to the Company. Furthermore, there is no assurance that products, once produced or obtained by the Company, will be desirable to end-users or attract the necessary attention by industry publications to promote the products to users. While the Company believes that its products will continue to be viable for some time to come, there can be no assurance that future technological developments will not render current technologies less desirable or obsolete. Also, technological changes or

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     advances by major laser printer manufacturers could adversely affect the
     Company and the market for its products.

     INTELLECTUAL PROPERTY

          The Company does not hold any patents and relies upon copyrights, trademarks, and trade secret laws to establish proprietary rights to its products. There is no assurance that such protection would be adequate in protecting such rights should they be challenged by others and, therefore, a risk exists that competitors may potentially imitate and/or duplicate the Company's products at competitive prices.

          There has been substantial litigation regarding patent and other intellectual property rights in the software industry. As is typical in the software industry, the Company has received from time to time notices from third parties alleging infringement claims. Although there are currently no pending lawsuits against PCPI regarding any possible infringement claims, there can be no assurance infringement claims will not be asserted in the future or that such assertions will not materially adversely affect the Company's business, financial condition and results of operations. If any such claims are asserted against PCPI, the Company may need to seek to obtain a license under the third party's intellectual property rights. There can be no assurance a license will be available on reasonable terms or at all. Failure to obtain a necessary license on commercially reasonable terms would materially adversely affect the Company's business, financial condition and results of operations. The Company could decide, in the alternative, to resort to litigation to challenge such claims. Such litigation could be expensive and time consuming and could materially adversely affect the Company's business, financial condition and results of operations.

     DEPENDENCE UPON SUPPLIERS

          At present, many of the Company's products use technology licensed from outside suppliers. The Company relies heavily on Adobe Systems Incorporated for upgrades and support of the PostScript language. In the case of its font products, the Company licenses such fonts from outside suppliers, including Adobe, who also own the intellectual property rights to such fonts. The reliance on third-party suppliers involves risk, including limited control over potential hardware and software incompatibilities with the Company's products. Furthermore, there can be no assurance that all of the suppliers of products marketed by the Company will continue to license their products to the Company indefinitely, or that these suppliers will not license to other companies simultaneously.

     KEY PERSONNEL

          The success of the Company is dependent, in large part, on Edward W. Savarese and other key management and technical personnel. The loss of one or more of these persons could adversely affect the Company's business. The Company believes that its future success will depend in large part upon its continued ability to attract, retain, and motivate highly skilled technical and management employees and consultants who are in great demand. The need to hire additional qualified technical personnel to perform the business contemplated

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     is another important challenge. Recently, PCPI has noticed an increase in the demand for qualified engineers in the local market. As a result of this increased demand, the cost of hiring and maintaining engineers is likely to continue to increase and PCPI could experience difficulty in obtaining these resources in the future. Should the local market not be able to supply the required engineering talent, the Company may be required to hire individuals from outside the market or consider establishing an engineering division in an area of the country that could more readily support PCPI's engineering requirements. There can be no assurance that the Company will be able to do so.

     NEED FOR ADDITIONAL FINANCING

          There can be no assurance that the Company's working capital will be adequate for the Company's long-term future capital needs. Other methods of financing these capital needs, including funding by public and private sales of debt or equity securities, may be considered by the Company from time to time, although such alternatives may not be available to it or, if utilized, may have a dilutive effect on the ownership interests of the shareholders. No sources of future financing are presently committed to the Company and, as a result, it should not be assumed that such financing will be available at such times and in such amounts as are necessary in the future to assure the Company's ability to accomplish its operating objectives.

     POTENTIAL FLUCTUATIONS IN OPERATING RESULTS

          The Company has historically experienced fluctuations in its operating results due to its dependence on revenues from licensing and royalties from a small number of customers. Future operating results may vary from period to period depending on such factors as the timing of projects, customer product plans, increased competition, and changes in product demand and economic conditions.

          The Company is currently dependent upon a limited number of customers that are either contracting for the Company's engineering services or have licensed its technologies. Accordingly, the loss of any individual customer or supplier, entrance of new competitors into specific markets, or decline in business conditions in particular markets would have a severe impact on the company's operating results.

          While the Company has entered into some contracts with OEM customers for controller development, there can be no assurance that additional contracts will be obtained for the development of such controllers, or that the existing contracts will be completed, or that products will be shipped by the customer which may result in the generation of future royalty and license revenues or that these products, once generating royalties, will continue to do so.

          Variable financial results could adversely affect the price of the Common Stock and limit the Company's ability to attract additional financing and expand its operations.


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     ABSENCE OF DIVIDENDS; DIVIDENDS IN ARREARS

          The Company has not paid any cash dividends and does not anticipate paying any dividends in the foreseeable future. Earnings, if any, will be retained to fund development and expansion. There is no assurance that the Company will pay cash dividends at any time. The Company's 5% Convertible Preferred Stock and 5% Series B Convertible Preferred carry cumulative dividends, which are currently in arrears, as more fully described in the Company's Form 10-KSB and Form 10-QSB filings with the Securities and Exchange Commission.

     PREFERRED STOCK DISTRIBUTION PREFERENCE

          In the event of any involuntary or voluntary liquidation, dissolution, or winding up of the affairs of the Company, the 5% Convertible Preferred stockholders shall be entitled to receive $1,000 per share, together with accrued dividends, to the date of distribution or payment, whether or not earned or declared, prior to any distribution to Common stockholders. The holders of the 5% Series B Convertible Preferred Stock have a liquidation preference of $10,000 per Series B share over the common shareholders but are junior to the liquidation preference of the existing 5% Convertible Preferred Stock shareholders.

     POSSIBLE VOLATILITY IN TRADING PRICE OF COMMON STOCK

          The Company's Common Stock is traded over-the-counter on the NASD Electronic Bulletin Board under the symbol PCPI. In the past, the trading price of the Company's Common Stock has experienced substantial volatility. There can be no assurance that such volatility in the trading price of the Company's Common Stock will not continue in the future, nor can there be any assurance that the Company may in the future satisfy the requirements to be relisted on the NASDAQ Small Cap Market System or any other nationally recognized exchange.

     FUTURE SALES OF COMMON STOCK AND PREFERRED STOCK

          There can be no assurance that the Company will not issue additional shares of Common and/or Preferred Stock, which would have a dilutive effect on current shareholders. The Company is currently authorized to issue 100,000,000 shares of Common Stock and 10,000 shares of its Preferred Stock.

               USE OF ESTIMATES

          Management uses estimates in preparing the consolidated financial statements, in conformity with generally accepted accounting principles. Significant estimates include collectibility of accounts receivable, profitability on long-term contracts, as well as recoverability of capitalized software costs and other intangible assets and long-term fixed assets and residual values. The Company regularly assesses these estimates and, while actual results may differ from these estimates, management believes that material changes will not occur in the near term.

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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PERSONAL COMPUTER PRODUCTS, INC.


                                             BY: RALPH R. BARRY
                                             --------------------------------

DATE: December 20, 1996                      Ralph R. Barry
                                             CHIEF FINANCIAL OFFICER

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